Investment Portfolio	as of March 31, 2021 (Unaudited)
DWS Communications Fund
	Shares	Value ($)

Common Stocks 95.5%
Communications Equipment 0.6%
Telefonaktiebolaget LM Ericsson (ADR)	53,776	709,305
Diversified Telecommunication Services 8.7%
AT&T, Inc.	87,426	2,646,385
Deutsche Telekom AG (Registered)	48,021	968,455
Hellenic Telecommunications Organization SA	32,912	528,325
Orange SA	84,039	1,035,878
Verizon Communications, Inc.	81,207	4,722,187
		9,901,230
Electronic Equipment, Instruments & Components 0.7%
Dolby Laboratories, Inc. “A”	8,515	840,601
Entertainment 21.2%
Activision Blizzard, Inc.	26,637	2,477,241
IMAX Corp.*	53,127	1,067,853
Live Nation Entertainment, Inc.*	11,221	949,858
Netflix, Inc.*	11,372	5,932,317
Nintendo Co., Ltd.	2,000	1,120,593
ROBLOX Corp. “A”*	4,054	262,821
Spotify Technology SA*	5,152	1,380,478
Tencent Music Entertainment Group (ADR)*	27,783	569,274
Walt Disney Co.*	49,322	9,100,895
Zynga, Inc. “A”*	106,561	1,087,988
		23,949,318
Equity Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp.	3,132	748,736
Crown Castle International Corp.	8,446	1,453,810
QTS Realty Trust, Inc. “A” (a)	8,987	557,553
		2,760,099
Interactive Media & Services 40.8%
Alphabet, Inc. “A”*	6,189	12,764,936
Alphabet, Inc. “C”*	6,429	13,299,222
Facebook, Inc. “A”*	53,760	15,833,933
Match Group, Inc.*	14,043	1,929,227
Snap, Inc. “A”*	39,860	2,084,280
Spark Networks SE (ADR)*	35,036	261,018
		46,172,616
IT Services 1.0%
Akamai Technologies, Inc.*	6,321	644,110
GDS Holdings Ltd. (ADR)* (a)	5,798	470,160
		1,114,270

Media 12.0%
Cable One, Inc.	588	1,075,076
Charter Communications, Inc. “A”*	4,453	2,747,590
Comcast Corp. “A”	95,770	5,182,115
Discovery, Inc. “A”* (a)	18,747	814,745
DISH Network Corp. “A”*	18,391	665,754
Liberty Media Corp. “A”*	10,623	468,262
New York Times Co. “A”	22,198	1,123,663
Nordic Entertainment Group AB “B”*	17,632	786,550
Sirius XM Holdings, Inc. (a)	109,606	667,500
		13,531,255
Professional Services 0.7%
RELX PLC	29,135	730,074
Software 0.4%
PubMatic, Inc. “A”* (a)	9,642	475,543
Wireless Telecommunication Services 7.0%
KDDI Corp.	64,600	1,982,441
SoftBank Group Corp.	22,700	1,936,368
T-Mobile U.S., Inc.*	27,089	3,393,981
Vodafone Group PLC	353,194	643,066
		7,955,856
Total Common Stocks (Cost $70,097,218)		108,140,167
	Principal Amount ($)	Value ($)

Corporate Bonds 0.8%
Media
Discovery Communications LLC, 5.0%, 9/20/2037 (Cost $773,303)	768,000	901,099

Convertible Bonds 2.1%
Software
Five9, Inc., 144A, 0.5%, 6/1/2025	424,000	566,040
Nuance Communications, Inc., 1.25%, 4/1/2025	602,000	1,367,684
RingCentral, Inc., Zero Coupon, 3/1/2025	440,000	482,075
Total Convertible Bonds (Cost $1,505,580)		2,415,799
	Shares	Value ($)

Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c) (Cost $2,675,935)	2,675,935	2,675,935

Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.04% (b) (Cost $1,807,610)	1,807,610	1,807,610

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $76,859,646)	102.4	115,940,610
Other Assets and Liabilities, Net	(2.4)	(2,688,987)
Net Assets	100.0	113,251,623
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2021	Value ($) at 3/31/2021
Securities Lending Collateral 2.4%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (b) (c)
2,855,569	—	179,634 (d)	—	—	2,867	—	2,675,935	2,675,935
Cash Equivalents 1.6%
DWS Central Cash Management Government Fund, 0.04% (b)
2,396,597	5,785,929	6,374,916	—	—	131	—	1,807,610	1,807,610
5,252,166	5,785,929	6,554,550	—	—	2,998	—	4,483,545	4,483,545
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at March 31, 2021 amounted to $2,617,560, which is 2.3% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$709,305	$—	$—	$709,305
Diversified Telecommunication Services	7,368,572	2,532,658	—	9,901,230
Electronic Equipment, Instruments & Components	840,601	—	—	840,601
Entertainment	22,828,725	1,120,593	—	23,949,318
Equity Real Estate Investment Trusts (REITs)	2,760,099	—	—	2,760,099
Interactive Media & Services	46,172,615	—	—	46,172,615
IT Services	1,114,270	—	—	1,114,270
Media	12,744,706	786,551	—	13,531,257
Professional Services	—	730,074	—	730,074
Software	475,543	—	—	475,543
Wireless Telecommunication Services	3,393,981	4,561,874	—	7,955,855
Corporate Bonds	—	901,099	—	901,099
Convertible Bonds	—	2,415,799	—	2,415,799
Short-Term Investments (a)	4,483,545	—	—	4,483,545
Total	$102,891,962	$13,048,648	$—	$115,940,610
(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DCF-PH1
R-080548-1 (1/23)